AMERICAN GENERAL LIFE INSURANCE COMPANY
             SEPARATE ACCOUNT D
             PLATINUM INVESTORSM
     FLEXIBLE PAYMENT VARIABLE AND FIXED
    INDIVIDUAL DEFERRED ANNUITY CONTRACTS
       SUPPLEMENT DATED MARCH 31, 2000
                     TO
        PROSPECTUS DATED MAY 3, 1999
       AS SUPPLEMENTED AUGUST 9, 1999

Effective  March  31,  2000,  all   American
General   Life  Insurance  Company  Separate
Account D, Platinum Investor Contracts will be changed to reflect a revision in the method used to calculate death proceeds. The revised method affects Contracts under which the Annuitant or the Owner dies before the Annuity Commencement Date. The revision in the method used to calculate death proceeds is subject to applicable state insurance department approvals.

     Please    delete   all    of    the
     information beginning  on  page  32
     and  continuing through  the  first
     paragraph of page 33 and insert  in
     its place the following:

               DEATH PROCEEDS

Death    Proceeds   Before    the    Annuity
Commencement Date

The   death  proceeds  described  below  are
payable   to  the  Beneficiary   under   the
Contract if any of the following events occurs before the Annuity Commencement Date:

 o the  Annuitant  dies, and  no  Contingent
    Annuitant  has been named under  a  Non-
    Qualified Contract;

 o the Annuitant dies, and we also receive proof of death of any named Contingent
    Annuitant; or

 o the  Owner  (including the first  to  die
    in  the case of joint Owners) of a  Non-
    Qualified  Contract dies, regardless  of
    whether the deceased Owner was also  the
    Annuitant.      (However,     if     the
    Beneficiary is the Owner's surviving spouse, or the Owner's surviving spouse is a joint Owner, the surviving spouse may elect to continue the Contract as described later in this Section).

There is a standard manner for us to pay the death proceeds when a joint Owner dies: we treat the surviving joint Owner as the Beneficiary and we pay the death proceeds to the surviving joint Owner. Joint Owners may give us written instructions to pay death proceeds in a different manner.

The death proceeds, before deduction of any premium taxes and other applicable tax, will equal the greatest of --

  o the  sum  of  all net purchase  payments
    made  reduced upon a partial  withdrawal
    in  the same proportion as the reduction
    in  Account  Value (for  example,  let's
    say  that your Account Value immediately
    after  you make a partial withdrawal  is
    5%  less  than  what your Account  Value
    was  immediately  before  you  made  the
    partial   withdrawal,  then  the   death
    proceeds immediately after you make the partial withdrawal will be 5% less than what the death proceeds would have been immediately before you made the partial withdrawal);

  o the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and a Written request as to the manner of payment; or

  o the "highest anniversary value" before the date of death, as defined below.

       The  highest anniversary value before
       the  date of death will be determined
       as follows:

       (a)  First, we will calculate the Account
         Values at the end of each of the past
         Contract Anniversaries that occur before the deceased's 81st birthday (we will thereafter use only the highest of the Contract
         Anniversary Account Values that occurred before the deceased's 81st birthday);

       (b)  Second, we will increase each of the
         Account Values by the amount of net purchase payments the Owner has made since the end of such Contract Anniversaries; and

       (c)  Third, we will reduce the result upon a
         partial withdrawal in the same proportion as the reduction in Account Value (for example, let's say that your Account Value immediately after you make a partial withdrawal is 5% less than what your Account
         Value was immediately before you made the partial withdrawal, then the highest of the Contract Anniversary Account Values immediately after you make the partial withdrawal will be 5% less than what the highest of the Contract Anniversary Account
         Values would have been immediately before you made the partial withdrawal).

         The  highest anniversary value will
         be  an  amount equal to the highest
         of   such   values.  Net   purchase
         payments   are  purchase   payments
         less  applicable taxes deducted  at
         the  time  the purchase payment  is
         made.